Capital Disclosures (Tables)	12 Months Ended
Dec. 31, 2025
Text Block 1 [Abstract]
Summary of Capital Structure Consists of Net Debt Plus Shareholders' Equity

The capital structure of the Company consists of net debt plus shareholders’ equity.

December 31,	2025	2024

Long-term debt	$582	$708

Cash and cash equivalents	(81)	(92)

Net debt	$501	$616

Total shareholders’ equity	1,093	1,049

Total capital	$1,594	$1,665